April 16, 2014

Supplement

SUPPLEMENT DATED APRIL 16, 2014 TO THE STATEMENT OF ADDITIONAL INFORMATION OF:

Morgan Stanley European Equity Fund Inc., dated February 28, 2014
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2014
Morgan Stanley Mortgage Securities Trust, dated February 28, 2014
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2014
(collectively, the "Funds")

The section of each Fund's Statement of Additional Information entitled "V. Investment Advisory and Other Services—J. Revenue Sharing" is hereby deleted and replaced with the following:

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to an Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts which are paid in accordance with the applicable compensation structure:

(1)  an ongoing annual fee in an amount up to $750,000 in consideration of the Distributor's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

(2)  on Class A, Class B and Class L shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee, payable quarterly, in an amount up to 0.16% of the total average daily net asset value of such shares for the applicable quarterly period;

(3)  on Class I shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee, payable quarterly, in an amount up to 35% of the advisory fee the Adviser receives based on the total average daily net asset value of such shares for the applicable quarterly period;

(4)  on Class A and Class I shares of the Fund held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney LLC, an ongoing annual fee, payable quarterly, in an amount up to 0.12% of the total average daily net asset value of such shares for the applicable quarterly period; and

(5)  on any shares of the Fund held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney LLC's Corporate Retirement Solutions, an ongoing annual fee, payable quarterly, in an amount up to 0.20% of the total average daily net asset value of such shares for the applicable quarterly period.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  on Class A, Class B, Class I and Class L shares of the Fund held in Intermediary brokerage and/or advisory program accounts, an ongoing annual fee, payable quarterly, in an amount up to 0.15% of the total average daily net asset value of such shares for the applicable quarterly period; and/or

(2)  an ongoing annual fee, payable quarterly, in an amount up to 0.08% on sales of Class A, Class I and Class L shares of the Fund through a Financial Intermediary's brokerage accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney LLC or other Intermediaries may provide such Intermediaries, and/or their financial advisors or other sales persons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.